Exhibit 10.1

EXECUTION VERSION

DEALER MANAGER AGREEMENT

November 8, 2013

Sandler O’Neill + Partners, L.P.

as Dealer Manager

1251 Avenue of the Americas, 6th Floor

New York, NY 10020

Ladies and Gentlemen:

Peapack-Gladstone Financial Corporation (the “Company”), proposes to distribute non-transferable rights (the “Rights”) to subscribe for and purchase, at the election of the holders of the Rights (the “Rights Holders”), an aggregate of approximately 2,470,588 shares (the “Underlying Shares”), of its common stock, no par value (the “Common Stock”), to the holders of record of its Common Stock at 5:00 p.m., Eastern Time, on October 21, 2013 at a subscription price of $17.00 per full share (the “Rights Offering”). Each Right consists of a subscription privilege allowing the Rights Holders to purchase 0.2721 of a share of Common Stock.

It is anticipated that the Rights will be exercisable for a period of 31 days (starting on November 8, 2013 and ending on December 9, 2013), unless extended by the Company (the “Subscription Period”). The terms and the conditions of the Rights Offering are set forth in the Prospectus (as defined herein) to be used in connection with the Rights Offering. The Rights and the Underlying Shares are collectively referred to herein as the “Securities.” This Dealer Manager Agreement, as amended, supplemented or modified from time to time is referred to herein as this “Agreement.”

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (No. 333-188009) (the “registration statement”) for the registration of at least the Underlying Shares, under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Act”), which sets forth the terms of the Rights Offering, and additional information concerning the Company and its business. Except where the context otherwise requires, “Registration Statement,” as used herein, means the registration statement, as amended at the time of such registration statement’s effectiveness for purposes of Section 11 of the Act, as such section applies to Sandler O’Neill + Partners, L.P. (“you” or “Sandler O’Neill”), including (1) all documents filed as a part thereof or incorporated or deemed to be incorporated by reference therein, (2) any information contained or incorporated by reference in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, to the extent such information is deemed, pursuant to Rule 430B or Rule 430C under the Act, to be part of the registration statement at the effective time, and (3) any registration statement filed to register the offer and sale of Common Stock pursuant to Rule 462(b) under the Act. Except where the context otherwise requires, as used herein, (1) “Basic Prospectus” means the prospectus filed as part of the Registration Statement, together with any amendments or supplements thereto as of the date of this Agreement; (2) “Prospectus Supplement” means the prospectus supplement relating to the offering of Underlying Shares, filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after its first use (or such earlier time as may be required under the Act), substantially in the form of the draft furnished by the Company to you on the date hereof; (3) “Prospectus” means the Prospectus Supplement together with the Basic Prospectus attached to or used with the Prospectus Supplement; (4) “Permitted Free Writing Prospectuses” means any “issuer free writing prospectus,” as defined in Rule 433 relating to the Rights Offering or the Securities, in each case, in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g). Any reference herein to the registration statement, the Registration Statement, the Basic Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall, unless stated otherwise, be deemed to refer to and include the documents, if any, incorporated by reference, or deemed to be incorporated by reference, therein (the “Incorporated Documents”), including, unless the context otherwise requires, the documents, if any, filed as exhibits to such Incorporated Documents. Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Basic Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall, unless stated otherwise, be deemed to refer to and include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”), on or after the initial effective date of the Registration Statement, or the date of Basic Prospectus, the Prospectus Supplement, the Prospectus or such Permitted Free Writing Prospectus, as the case may be, and deemed to be incorporated therein by reference.

The (i) execution and delivery of this Agreement by the Company, (ii) Rights Offering, (iii) performance by the Company of its obligations under this Agreement and any standby purchaser agreement with respect to the Rights Offering (“Standby Purchase Agreement”), and (iv) transactions contemplated hereby and thereby are referred to herein collectively as the “Transactions.”

Section 1. Engagement.

(a)            Exclusivity. The Company has previously engaged you as financial advisor pursuant to that certain letter agreement dated September 17, 2013 (as such letter agreement may be amended or modified, the “Engagement Letter”). The Company hereby appoints you as the exclusive dealer manager (the “Dealer Manager”) and authorizes you to act on its behalf in connection with the Transactions as specified herein, all in accordance with, and subject to the terms and conditions of, this Agreement and the procedures described in the Rights Offering Materials (as defined herein) prepared by the Company. On the basis of the representations and warranties and agreements of the Company herein contained and subject to and in accordance with the terms and conditions hereof and of the Rights Offering Materials, you hereby agree to act as Dealer Manager in connection with the Transactions, and in connection therewith, you shall act in accordance with your customary practices and shall assist the Company in its preparation of the Rights Offering Materials and identifying and negotiating Standby Purchase Agreements with potential investor/parties to the Standby Purchase Agreements. The Company agrees that you shall not assist the Company in identifying Rights Holders or soliciting the exercise of Rights pursuant to the Rights Offering.

(b)            No Agency or Fiduciary Relationship with the Company. The Company acknowledges and agrees that you have been retained hereunder to act solely as Dealer Manager and authorizes you to act in such capacity in connection with the Transactions. Nothing herein shall be deemed to modify any obligations due to you under the Engagement Letter. In such capacity, you shall act hereunder as an independent contractor and shall not be deemed the agent or fiduciary of the Company or any of its affiliates, equity holders or creditors or of any other person, and all of your duties pursuant to this Agreement shall be owed solely to the Company. In identifying and negotiating Standby Purchase Agreements with potential investors, no securities broker or dealer (other than yourself), commercial bank or trust company shall be deemed to act as your agent or agent of the Company, and you, as Dealer Manager, shall not be deemed the agent of any other securities broker or dealer or of any commercial bank or trust company. The Company has obtained its own tax, accounting and legal advisors and is not relying on you or your counsel for such matters.

(c)            Communication with Other Parties. The Company authorizes you to communicate with Registrar and Transfer Company, in its capacity as the subscription agent (the “Subscription Agent”) retained by the Company with respect to matters relating to the Rights Offering.

Section 2. The Rights Offering Materials.

(a)            Furnishing of Rights Offering Materials. The Company agrees to furnish you, at its expense, with as many copies as you may reasonably request of (i) each of the documents, including the Prospectus, that is filed with the Commission or any other federal, state, local or foreign governmental or regulatory authorities or any court (each an “Other Agency” and collectively, the “Other Agencies”), (ii) each solicitation statement, disclosure document or other explanatory statement, or other report, filing, document, release or communication mailed, delivered, published, or filed by or on behalf of the Company in connection with the Rights Offering, including a copy of the form of the Subscription Rights Certificate and the Notice of Guaranteed Delivery, and any Permitted Free Writing Prospectus, (iii) each document required to be filed with the Commission pursuant to the provisions of the Act and Exchange Act, pertaining to either the Rights Offering or the Company during the term of this Agreement, (iv) each Standby Purchase Agreement, and (v) each appendix, attachment, modification, amendment or supplement to any of the foregoing and all related documents (each of (i), (ii), (iii), (iv) and (v), together with each document incorporated by reference into any of the foregoing, the “Rights Offering Materials”).

(b)            Use of Rights Offering Materials. You are authorized to use the Rights Offering Materials in connection with the Rights Offering and any such other offering materials and information as the Company may prepare or approve (the “Other Materials”). You shall, however, have no obligation to cause copies of the Rights Offering Materials or any Other Materials to be transmitted generally to the Rights Holders. You agree to furnish no written material to Rights Holders in connection with the Rights Offering. The Company agrees that no Rights Offering Materials and Other Materials will be used in connection with the Rights Offering or filed with the Commission or any Other Agency with respect to the Rights Offering without your prior approval, which approval shall not be unreasonably withheld or delayed.

(c)            Responsibility for and Verification of Rights Offering Materials. The Company agrees that the Rights Offering Materials and any Other Materials have been or will be prepared and approved by, and, except for statements included in the Rights Offering Materials or any Other Materials in reliance upon and in conformity with written information furnished to the Company by you expressly for use therein, are the sole responsibility of the Company. The Company acknowledges and agrees that you may use the Rights Offering Materials and the Other Materials as specified herein without assuming any responsibility for independent investigation or verification on your part, except for statements included in the Rights Offering Materials or any Other Materials in reliance upon and in conformity with written information furnished to the Company by you expressly for use therein, and the Company represents and warrants to you that you may rely on the accuracy and adequacy of any information delivered to you by or on behalf of the Company without assuming any responsibility for independent verification of such information or without performing or receiving any appraisal or evaluation of the Company's assets or liabilities, except with respect to any statements contained in, or any matter omitted from, the Rights Offering Materials or the Other Materials in reliance upon and in conformity with information furnished or confirmed in writing by you to the Company expressly for use therein. Any such investigation or verification by you, at your sole discretion, shall not relieve the Company of any responsibility for the Rights Offering Materials, the Other Materials or for its representations, warranties or indemnities contained herein.

Section 3. Covenants of the Company.

The Company covenants and agrees with you that:

(a)            Information for Rights Holders. At or before the commencement of the Rights Offering, the Company shall cause to be issued a press release setting forth the material terms of the Rights Offering, and the Company shall cause to be delivered in a timely manner to each Rights Holder the Prospectus, a Rights Certificate or Rights Certificates representing such Rights Holder's Rights, the Instruction as to Use of Rights Certificates, and any other appropriate Rights Offering Materials or Other Materials prepared or approved by the Company expressly for use by Rights Holders in connection with the Rights Offering (in each case, to the extent described in the Prospectus). Thereafter, to the extent practicable, the Company shall cause copies of such materials to be mailed to each person who makes a reasonable request therefor.

(b)            Prior Consent for Amendments and Supplements. The Company will not amend or supplement the Rights Offering Materials (including any documents incorporated by reference therein), or prepare or approve any Other Materials for use in connection with the Rights Offering, without your prior approval, which approval shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, nothing in this Agreement will prevent the Company from making any amendment or supplement to the Registration Statement or Prospectus required under Section 3(c) hereof or if such materials do not conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and the Exchange Act, as applicable; provided, however, that the Company will provide a copy of any such amendment to you in advance of its preparation and distribution.

(c)            Preparation and Filing of Amendments and Supplements. If prior to the consummation or termination of the Rights Offering, any event shall occur or condition shall exist as a result of which the Registration Statement and Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or would make it necessary to correct any material misstatement in any earlier communication with respect to the Rights Offering, or, if for any other reason it will be necessary during such period to amend or supplement the Registration Statement or Prospectus or to file under the Exchange Act any document incorporated by reference in the Registration Statement and Prospectus in order to comply with the Exchange Act, the Company will notify you promptly of such event or reason and will prepare and file with the Commission an appropriate amendment or supplement to the Registration Statement and Prospectus so that the statements in the Registration Statement and Prospectus, as so amended or supplemented, will not, in light of the circumstances when such event occurs or such condition exists, be misleading, or so that the Registration Statement and Prospectus will correct such statement or omission or effect such compliance in all material respects. The Company will advise you promptly if any information previously disclosed or provided becomes inaccurate in any material respect.

(d)            Disclosure of Events Relating to the Rights Offering. The Company shall advise you promptly of (i) the time when any post-effective amendment to the Registration Statement becomes effective, (ii) the occurrence of any event of which the Company is aware and which would reasonably be expected to cause the Company to withdraw, rescind, terminate or materially modify the Rights Offering, (iii) any proposal or requirement to make, amend or supplement any filing required by the Act in connection with the Rights Offering or to make any filing in connection with the Rights Offering pursuant to any other applicable law, rule or regulation, (iv) the issuance by the Commission or any Other Agency of any comment or order or the taking of any other action concerning the Rights Offering (and, if in writing, the Company will furnish you with a copy thereof), (v) the suspension of qualification of the Rights or the Common Stock in any jurisdiction, (vi) any material developments in connection with the Rights Offering which are known by the Company, including, without limitation, the commencement of any lawsuit concerning the Rights Offering and (vii) any other information relating to the Rights Offering, the Rights Offering Materials or this Agreement that you may from time to time reasonably request.

(e)            Use of Dealer Manager's Name or Likeness in Connection with the Rights Offering. The Company agrees that, except as required by law, any reference to you in your capacity as Dealer Manager hereunder in the Rights Offering Materials or any Other Materials, or in any newspaper announcement or press release or other document or communication, is subject to your prior written approval, which you may give or withhold in your reasonable discretion. If you resign prior to the dissemination of any such Rights Offering Materials or any Other Materials, or any such newspaper announcement or press release or other document or communication, no reference shall be made therein to you, unless you have given specific prior written approval therefor.

(f)            Right to Withdrawal. In the event that (i) the Company uses or permits the use of any Rights Offering Materials or Other Materials in connection with the Rights Offering or files any such material with the Commission or any Other Agency without your prior approval (which such approval shall not have been unreasonably withheld or delayed), (ii) the Company has materially breached its representations, warranties, agreements or covenants herein or in the Engagement Letter, or failed to perform its material obligations herein or in the Engagement Letter, (iii) at any time during the Subscription Period, a stop order suspending the effectiveness of the Registration Statement has been issued or a proceeding for that purpose shall have been instituted or shall be pending, or a request to the Company for additional information on the part of the Commission has not been satisfied to your reasonable satisfaction or there has been issued, at any time during the Rights Offering, any temporary restraining order or injunction restraining or enjoining you from acting in your capacity as Dealer Manager hereunder and such temporary restraining order or injunction is then in effect and has not been stayed or vacated, or (iv) the Company has amended any material terms of the Rights Offering without your prior consent (which such consent shall not have been unreasonably withheld or delayed), then you shall be entitled to withdraw as Dealer Manager in connection with the Rights Offering without any liability or penalty to you or any Indemnified Person (as hereinafter defined). Any withdrawal by you pursuant to this Section shall not affect your right to indemnification provided in Section 7 hereof.

(g)            Registration of Securities. The Company shall cooperate with you and your counsel in connection with the registration or qualification of the Securities for offer and sale under the state securities or blue sky laws of such jurisdictions as you may reasonably request, to continue such registration or qualification in effect so long as reasonably required for distribution of the Securities and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that the Company shall not be required in connection therewith to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation other than as to matters and transactions relating to the Registration Statement, the Prospectus or the offering or sale of the Securities, in any jurisdiction in which it is not now so subject.

(h)            Provision of Financial Statements. Prior to the consummation or termination of the Rights Offering, the Company shall furnish to you, a reasonable time prior to their filing with the Commission, a copy of any financial statements, if any, of the Company and its consolidated subsidiaries for any period subsequent to the period covered by the financial statements appearing in the Prospectus.

(i)            Compliance with Securities Laws. Prior to the consummation or termination of the Rights Offering, the Company will comply in all material respects with the applicable provisions of the Act, the Exchange Act, the state securities or blue sky laws of each of the states in which offers of the Rights will be conducted, and all other applicable securities laws.

(j)            Updates. The Company will instruct the Subscription Agent to provide you with the same reports at the same frequency as the Company receives, during the Subscription Period as to the number of Underlying Shares that have been subscribed pursuant to the Rights Offering.

(k)            Use of Proceeds. The Company will use the net proceeds received by it in connection with the Rights Offering in substantially the manner specified in the Registration Statement and Prospectus under the caption “Use of Proceeds.”

(l)             Approval for Listing and Trading. The Company will cause the Underlying Shares to be approved for trading and listing on the NASDAQ Global Select Market.

(m)            Other Obligations. The Company shall use its reasonable best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the consummation of the Rights Offering and to satisfy all conditions precedent to your obligation to render services pursuant to this Agreement.

Section 4. Compensation and Expenses.

(a)            Fees. The Company will pay to you payable upon completion of the offering, as compensation for your services to the Company hereunder, (i) an advisory fee of $75,000; (ii) a fee of three percent (3%) of the aggregate value of Common Shares sold by the Company pursuant to Standby Purchase Agreements to standby purchasers identified by you; and (iii) a fee of one percent (1%) of the aggregate value of Common Shares sold by the Company pursuant to Standby Purchase Agreements to standby purchasers identified by the Company. For purposes of 4(a)(ii) and (iii), all standby purchasers that execute Standby Purchase Agreements shall be deemed to have been identified by you unless they are listed by the Company on Exhibit 4(a), attached hereto and made a part hereof.

(b)            Reimbursement for Expenses. Whether or not the transactions contemplated hereby are consummated or this Agreement becomes effective or is terminated, the Company agrees to pay or cause to be paid the following: all reasonably incurred fees, costs and out-of-pocket expenses incurred by you relating to or arising out of the Rights Offering, including the reasonable fees, costs and expenses of your counsel, and the reasonable fees, costs and expenses of any other independent experts retained by you with the Company's prior written consent in connection with their representation of you in connection herewith and with the Rights Offering; provided, however that the Company's obligation to pay or cause to be paid out-of-pocket legal expenses incurred by you relating to or arising out of the Rights Offering shall not exceed $100,000. The Company also agrees to pay all of its fees, costs and expenses incurred relating to or arising out of the Transactions, the performance of its obligations under this Agreement and the Transactions including, without limiting the generality of the foregoing, (i) all fees and expenses relating to the preparation and printing (including word processing and duplication costs) and filing, mailing and publishing of the Rights Offering Materials (including all exhibits, amendments and supplements thereto), (ii) all fees and expenses of other persons rendering services on the Company's behalf in connection with the Rights Offering, including the Subscription Agent, counsel and accountants, and all fees and expenses relating to the appointment of such persons, (iii) all advertising charges incurred by the Company in connection with the Rights Offering, including those of any public relations firm or other person or entity rendering services in connection therewith, (iv) all fees, if any, payable to brokers or dealers in securities (including you), banks, trust companies and other financial intermediaries as reimbursement for their customary mailing and handling expenses incurred in forwarding the Rights Offering Materials to their customers, (v) all fees and expenses payable in connection with the registration or qualification of the Securities under state securities or blue sky laws, (vi) all listing fees and any other fees and expenses incurred in connection with the listing on the NASDAQ Global Select Market of the Underlying Shares, (vii) the filing fees incident to securing any review by the Financial Industry Regulatory Authority, Inc. (“FINRA”) relating to the Rights Offering, (viii) the costs and charges of any transfer agent or subscription agent, (ix) all other fees, costs and expenses referred to in Item 14 of the Registration Statement, and (x) the transportation, lodging, graphics and other expenses incidental to the Company's preparation for and participation in any “road show”, if applicable, for the Rights Offering contemplated hereby.

Section 5. Certain Representations and Warranties by the Company.

The Company represents and warrants to and agrees with you that as of the date hereof and the first date of the Subscription Period, during the period of the Subscription Period and as of the date when the Underlying Shares are issued to the Rights Holders who exercise the Rights (the “Settlement Date”):

(a)            Incorporation and Good Standing of the Company. The Company is a registered bank holding company under the Bank Holding Company Act of 1956, as amended, and is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or to be in good standing, individually or in the aggregate, would not have, or reasonably be expected to have, a material adverse effect on (i) the business, assets, prospects, properties, financial condition or results of operation of the Company and its affiliates, taken as a whole or (ii) the Rights Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement or the Prospectus (a “Material Adverse Effect”).

(b)            Incorporation and Good Standing of Subsidiaries. Peapack-Gladstone Bank (the “Bank”) has been duly chartered and is validly existing as a state chartered commercial bank in good standing under the laws of the State of New Jersey, with power and authority (as a state chartered commercial bank) to own its properties and conduct its business as described in each of the Prospectus. Each other subsidiary of the Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of such subsidiary's business or the ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or to be in good standing, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

(c)            Authorization of the Transactions; Execution of the Agreement and Standby Purchase Agreements. The Company has the full legal right, corporate power and authority to take and has duly taken all action necessary under its governing instruments to commence and consummate the Rights Offering, to execute and deliver this Agreement, the Standby Purchase Agreements and to perform its obligations under this Agreement and the Standby Purchase Agreements. This Agreement and the Standby Purchase Agreements, when delivered, will have been duly executed and delivered on behalf of the Company and, assuming due authorization, execution and delivery, each of this Agreement and the Standby Purchase Agreements are and will be legal, valid and binding obligations of the Company and will be enforceable against the Company in accordance with their respective terms, except in all cases to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and by general principles of equity.

(d)            Registration Statement; Prospectus; and Any Permitted Free Writing Prospectus. (i) The Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented, at the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with the Rights Offering, will comply, in all material respects, with the applicable requirements of the Act; the conditions to the use of Form S-3 in connection with the Rights Offering, as contemplated hereby have been satisfied; (ii) the Registration Statement meets, and the Rights Offering, as contemplated hereby complies with, the applicable requirements of Rule 415 under the Act (including, without limitation, Rule 415(a)(5)); (iii) the Prospectus complied or will comply, at the time it was or will be filed with the Commission, complies as of the date hereof (if filed with the Commission on or prior to the date hereof) and, at the time of issuance of the Underlying Shares, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with the Rights Offering, will comply, in all material respects, with the applicable requirements of the Act; (iv) the Registration Statement did not, as of the time of its effectiveness, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (v) at no time during the period that begins on the earlier of the date of such Basic Prospectus and the date such Basic Prospectus was filed with the Commission and ends at the Settlement Date did or will any Basic Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time during such period did or will any Basic Prospectus, as then amended or supplemented, together with any combination of one or more of the then issued Permitted Free Writing Prospectuses, if any, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (vi) the Prospectus will comply, as of the date that it is filed with the Commission, the date of the Prospectus Supplement, the Settlement Date, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with the Rights Offering, in all material respects, with the applicable requirements of the Act (including, without limitation, Section 10(a) of the Act); and (vii) at no time during the period that begins on the earlier of the date of the Prospectus Supplement and the date the Prospectus Supplement is filed with the Commission and ends at the later of the Settlement Date, and the end of the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with the Rights Offering did or will any Prospectus Supplement or the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(e)            Documents Incorporated by Reference. Each Incorporated Document, at the time such document was filed with the Commission or at the time such document became effective, as applicable, complied, in all material respects, with the applicable requirements of the Exchange Act and did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f)            Proper Use of Prospectus and Any Permitted Free Writing Prospectus. Prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Underlying Shares by means of any “prospectus” (within the meaning of the Act) or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Underlying Shares, in each case other than the Prospectus and the Permitted Free Writing Prospectuses, if any; the Company has not, directly or indirectly, prepared, used or referred to any Permitted Free Writing Prospectus except in compliance with Rules 164 and 433 under the Act. The Company is not an “ineligible issuer” (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Underlying Shares contemplated by the Registration Statement. No material forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) contained in the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(g)            Fair and Accurate Summaries. The information in the Registration Statement and Prospectus under the captions “Description of Capital Stock”, “The Rights Offering”, “Plan of Distribution” and “Material U.S. Federal Income Tax Consequences,” to the extent that it constitutes summaries of legal matters or documents referred to therein, fairly and accurately summarizes the matters referred to therein in all material respects.

(h)            Capital Stock. The Company has the authorized equity capitalization set forth in the Registration Statement and Prospectus. All of the outstanding capital stock of the Company conforms in all material respects to the description thereof in the Registration Statement and Prospectus, has been duly authorized and validly issued, is fully paid and nonassessable and was not issued in violation of any preemptive or similar rights.

(i)            No Rights to Acquire Stock. Except as disclosed in the Prospectus and the Incorporated Documents, other than the Rights, there are no outstanding (i) securities or obligations of the Company or any of its subsidiaries convertible into or exchangeable for any capital stock of the Company or any such subsidiary, or (ii) warrants, rights or options to subscribe for or purchase from the Company or any such subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company or any such subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligation, or any such warrants, rights or options.

(j)            No Violation of Existing Laws or Instruments. None of the Company or its subsidiaries is in violation or default of (i) any of the provisions of the organizational or governing documents of the Company or the applicable subsidiary, (ii) any U.S. and non-U.S. law, rule or regulation applicable to the Company or the applicable subsidiary, (iii) any order, judgment or decree applicable to the Company or the applicable subsidiary, or by which any property or asset of the Company or the applicable subsidiary may be bound or (iv) any of the terms and provisions of any loan or credit agreement, indenture, mortgage note or other agreement or instrument to which the Company is a party or by which the Company or any of its properties or assets is or may be bound; except with respect to clauses (ii) and (iv) above, for such violation, or defaults that would not reasonably be expected to have a Material Adverse Effect.

(k)            Transaction Will Not Violate Existing Laws or Instruments. None of the Transactions will (i) conflict with or result in a violation of any of the provisions of the organizational or governing documents of the Company, (ii) conflict with or violate any U.S. and non-U.S. law, rule or regulation applicable to the Company, (iii) any order, judgment or decree applicable to the Company or by which any property or asset of the Company is or may be bound or (iv) result in a breach of any of the terms or provisions of, or constitute a default (with or without due notice and/or lapse of time) under, any loan or credit agreement, indenture, mortgage, note or other agreement or instrument to which the Company is a party or by the Company or any of its properties or assets is or may be bound; except with respect to clauses (ii) and (iv) above, for such violation, or defaults which would not reasonably be expected to have a Material Adverse Effect.

(l)            Compliance with Laws. The Transactions will comply in all material respects with the Act, the Exchange Act and all other applicable requirements of applicable U.S. and non-U.S. federal, state and local law, including, without limitation, any applicable regulations of the Commission and any Other Agencies. Except as disclosed in the Prospectus, the Company and its subsidiaries are conducting their respective businesses in compliance with all statutes, laws, rules, regulations, judgments, decisions, directives, orders and decrees of the Commission (including, without limitation, the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications) and any Other Agency (including, without limitation, all regulations and orders of, or agreements with, the Board of the Federal Reserve system and the FDIC and the New Jersey Department of Banking and Insurance) applicable to them, except where the failure to so comply would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(m)            Rights. The Rights conform in all material respects to the description thereof contained in the Registration Statement and Prospectus, have been duly authorized for issuance, and, when issued in accordance with such authorization, will constitute legal, valid and binding obligations of the Company and will be enforceable against the Company in accordance with their terms, except that such enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, affecting creditors' rights and remedies generally.

(n)            Issuance of Underlying Shares. The issuance of the Underlying Shares has been duly and validly authorized and, such Underlying Shares, when issued and delivered against payment therefor in accordance with the terms of the Rights Offering, will be duly and validly issued, fully paid and nonassessable, with no violation of any preemptive or similar rights, and will conform in all material respects to the description of the Common Stock in the Registration Statement and Prospectus. There are, or will be prior to the commencement of the Rights Offering, sufficient authorized shares of Common Stock of the Company to be issued in connection with the Rights Offering, assuming all Underlying Shares are fully subscribed for by the Rights Holders in connection with the Rights Offering.

(o)            Deposit Accounts. The deposit accounts of the Bank are insured up to the applicable limits by the Federal Deposit Insurance Corporation (the “FDIC”); all of the issued shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued and are fully paid and nonassessable and are owned, directly or through other subsidiaries of the Company, by the Company, free and clear of any pledge, lien, encumbrance, claim or equity; the Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21 to the Annual Report on Form 10-K.

(p)            Bank Regulatory Matters. Except as described in the Prospectus, neither the Company nor any of its subsidiaries is subject or is party to, or has received any notice or advice that any of them may become subject or party to any investigation with respect to, any corrective, suspension or cease-and-desist order, agreement, consent agreement, memorandum of understanding or other regulatory enforcement action, proceeding or order with or by, or is a party to any commitment letter or similar undertaking to, or is subject to any directive by, or has been a recipient of any supervisory letter (including, without limitation, any notification from the Office of the Comptroller of the Currency (the “OCC”) of a proposal to increase the minimum capital requirements of the Company or any of its subsidiaries, pursuant to the OCC’s authority under 12 U.S.C. 3907(a)(2)) from, or has adopted any board resolutions at the request of, any Other Agency that currently relates to or restricts in any material respect the conduct of their business or that in any manner relates to their capital adequacy, credit policies or management (each, a “Regulatory Agreement”), nor has the Company or any of its subsidiaries been advised by any Other Agency that it is considering issuing or requesting any such Regulatory Agreement. There is no unresolved violation, criticism or exception by any Other Agency with respect to any report or statement relating to any examinations of the Company or any of its subsidiaries which, in the reasonable judgment of the Company, is expected to result in a Material Adverse Effect. The application of the proceeds received by the Company from the issuance, sale and delivery of the Securities as described in the Registration Statement, and the Prospectus, will not violate Regulation T, U or X of the Board of the Federal Reserve System or any other regulation of such Board.

(q)            No Further Authorizations or Approvals Required. No applicable judgments, decrees, consents, authorizations, approvals, orders, exemptions, registrations, qualifications or other actions of, or filing with or notice to, the Commission or any Other Agency (collectively “Approvals”) are required in connection with the execution and consummation of the Transactions, except for (i) such Approvals which, considering all such Approvals in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, (ii) those that have been made or obtained and (iii) filings as may be required under the Act, the Exchange Act and state securities and blue sky laws or as may be required by FINRA.

(r)            No Material Adverse Effects. Since the date of the latest audited financial statements included in, or incorporated by reference into, the Registration Statement and Prospectus there has not been a Material Adverse Effect.

(s)            No Material Changes. Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been, except as otherwise expressly disclosed in the Registration Statement and the Prospectus (including in any Incorporated Documents), (i) any transaction that is material to the Company or its subsidiaries, taken as a whole, planned or entered into by the Company or any of its subsidiaries, (ii) any obligation, direct or contingent, that is material to the Company and its subsidiaries, incurred by the Company or its subsidiaries, taken as a whole, except obligations incurred in the ordinary course of business, (iii) any material change in the capital stock or outstanding indebtedness of the Company or its subsidiaries (other than shares of Common Stock issued upon the exercise of employee and director stock-based compensation plans), (iv) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or (v) any other material information required to be publicly disclosed prior to the issuance of any Securities in accordance with the Exchange Act.

(t)            No Material Actions or Proceedings. There is no action, suit, proceeding, inquiry or investigation pending or, to the knowledge of the Company, threatened in writing against the Company before or brought by any court or Other Agency authority or arbitration board or tribunal that seeks to restrain, enjoin, prevent the consummation of or otherwise questions the validity or legality of the Transactions other than any action, suit, proceeding, inquiry or investigation the outcome of which would not reasonably be expected to have a Material Adverse Effect or a material adverse effect on the power or ability of the Company to consummate the Rights Offering or perform its obligations under this Agreement. No order preventing or suspending the use of any Rights Offering Materials or Other Materials has been issued by the Commission or any other U.S. or non-U.S. regulatory or governmental authority.

(u)            Descriptions of Proceedings. All legal or governmental proceedings, agreements, instruments or other documents or arrangements of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described in the Registration Statement or the Prospectus or filed as an exhibit to the Registration Statement as required (including the Incorporated Documents).

(v)            Material Agreements. There are no contracts, agreements, plans or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Act which have not been described in the Prospectus or filed as exhibits to the Registration Statement or referred to in, or incorporated by reference into, the exhibit table of the Registration Statement as permitted by the Act.

(w)            Conformity with EDGAR. The format of the Prospectus and any Issuer Free Writing Prospectus filed in connection with this Agreement that is delivered to you for use in connection with any transactions occurring hereunder will be substantially similar to the respective versions of the Prospectus and any such Issuer Free Writing Prospectus filed with the Commission via its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”), except to the extent permitted by Regulation S-T.

(x)            Independent Accountants. Crowe Horwath LLP has certified certain financial statements of the Company and its subsidiaries and is an independent registered public accounting firm with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Act.

(y)            Preparation of Financial Statements. The financial statements (including the related notes) of the Company contained or incorporated by reference in the Rights Offering Materials comply as to form in all material respects with the applicable requirements under the Act and the Exchange Act; such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods covered thereby and fairly present in all material respects the financial position of the entities purported to be covered thereby at the respective dates indicated and the results of their operations and their cash flows for the respective periods indicated; and the financial information contained or incorporated by reference in the Rights Offering Materials is derived from the accounting records of the Company and its subsidiaries and fairly presents in all material respects the information purported to be shown thereby. No other financial statements or supporting schedules are required to be included in the Rights Offering Materials.

(z)            Disclosure Controls and Procedures. The Company and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Exchange Act and that such information is communicated to the Company's management as appropriate to allow timely decisions regarding required disclosure. The Company and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(aa)            Internal Control Over Financial Reporting. The Company and its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including, but not limited to internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. There are no material weaknesses in the Company's internal controls. The Company's auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (x) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting that have adversely affected or are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; and (y) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls over financial reporting.

(ab)            Intellectual Property Rights. The Company and each of its subsidiaries own or possess sufficient trademarks, trade names, patent rights, copyrights, domain names, licenses, approvals, trade secrets and other similar rights (collectively, “Intellectual Property Rights”) reasonably necessary to conduct their businesses as now conducted, or if such Intellectual Property Rights are not possessed such absence would not reasonably be expected to result in a Material Adverse Effect. The expected expiration of any of such Intellectual Property Rights would not result in a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received any notice of infringement or conflict with asserted Intellectual Property Rights of others.

(ac)            All Necessary Permits, etc. The Company and each of its subsidiaries possess such valid and current licenses, certificates, authorizations, consents, approvals or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, and neither the Company nor any subsidiary is in violation of, in default under, or has received, or has any reason to believe that it will receive, any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such licenses, certificates, authorizations, consents, approvals or permits which, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect.

(ad)            Title to Properties; Validity of Leases. The Company and each of its subsidiaries has good and marketable title to all of the real and personal property and other assets reflected as owned in the financial statements referred to in Section (x) above (or elsewhere in the Rights Offering Materials), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, adverse claims and other defects, except as would not reasonably be expected to result in a Material Adverse Effect.

(ae)            Tax Law Compliance. The Company and its consolidated subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns or have properly requested extensions thereof and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them except as may be being contested in good faith and by appropriate proceedings or in any case in which the failure to file would not reasonably be expected to have a Material Adverse Effect. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section (x) above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its subsidiaries has not been finally determined, except as would not reasonably be expected to have a Material Adverse Effect.

(af)            Insurance. Each of the Company and its subsidiaries are insured with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and earthquakes. The Company has no reason to believe that it or any subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not reasonably be expected to result in a Material Adverse Effect.

(ag)            Listing Compliance; Listing and Trading. The Company is in compliance in all material respects with the requirements of the NASDAQ Global Select Market for continued quotation of the Common Stock thereon; and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or the quotation of the Common Stock on the NASDAQ Global Select Market, nor has the Company received any notification that the Commission or the NASDAQ Global Select Market is contemplating terminating such registration or quotation; the transactions contemplated by this Agreement will not contravene the rules and regulations of the NASDAQ Global Select Market. The Underlying Shares will have been, prior to the Settlement Date, approved for listing and trading on the NASDAQ Global Select Market.

(ah)            Company Not an “Investment Company”. The Company is not and, after giving effect to the Rights Offering, as described in the Rights Offering Materials or Other Materials, will not be required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(ai)            ERISA Compliance. The Company and its subsidiaries and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company, its subsidiaries or their ERISA Affiliates (as defined below) are in compliance in all material respects with ERISA. “ERISA Affiliate” means, with respect to the Company or a subsidiary, any member of any group of organizations described in Sections 414 (b),(c),(m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which the Company or such subsidiary is a member. To the knowledge of the Company, no “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. No “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

(aj)            Employees. No labor disturbance by or dispute with employees of the Company or its subsidiaries exists or, to the Company's knowledge, is contemplated or threatened and the Company is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of its or its subsidiaries' principal suppliers, contractors or customers, except as would not have a Material Adverse Effect.

(ak)            Statistical and Market Related Data. The statistical, demographic and market related data included in the Registration Statement or Prospectus and the documents incorporated by reference therein are based on or derived from sources that the Company believes to be reliable and accurate or represent the Company's good faith estimates that are made on the basis of data derived from such sources.

(al)            No Stabilization. None of the Company, its subsidiaries, or to the best of the Company's knowledge any of their respective officers, directors and controlling persons has taken, directly or indirectly, any action that is designed to or that has constituted or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Underlying Shares.

(am)            No Reliance on Dealer Manager. The Company has not relied upon the Dealer Manager or legal counsel for the Dealer Manager for any legal, tax or accounting advice in connection with the Rights Offering.

(an)            Dividend Restrictions. Except as disclosed in the Rights Offering Materials and pursuant to federal and state banking laws and regulations applicable to the Company and its subsidiaries, no subsidiary of the Company is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such subsidiary's equity securities or from repaying to the Company or any other subsidiary of the Company any amounts that may from time to time become due under any loans or advances to such subsidiary from the Company or from transferring any property or assets to the Company or to any other subsidiary.

(ao)            Affiliation with FINRA Member Firm. Except as disclosed to the Dealer Manager, no officer or director of the Company, nor, to the knowledge of the Company, any record or beneficial owner of 5% or more of the Company's securities, is associated or affiliated (directly or indirectly) with any firm that is a member of FINRA.

(ap)            FINRA Matters. All of the information provided to you or to your counsel by the Company, and its officers and directors in connection with letters, filings or other supplemental information provided to FINRA pursuant to FINRA Conduct Rule 5110, 5190 or 5121 is true, complete and correct in all material respects.

(aq)            Foreign Corrupt Practices Act. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that has resulted or would result in a violation of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Company and its subsidiaries and, to the knowledge of the Company, the Company's affiliates have conducted their respective businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(ar)            Money Laundering Laws. The operations of the Company and its subsidiaries are, and have been conducted at all times, in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any Other Agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or Other Agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending.

(as)            Office of Foreign Assets Control. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or person acting on behalf of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

Section 6. Conditions of Obligation.

Your obligation to act as Dealer Manager hereunder will at all times be subject to the conditions that:

(a)            Bring-Down of Representations and Warranties. All representations and warranties of the Company contained in Section 5 of the Agreement are, as of the date of this Agreement, and shall be, during the Subscription Period and as of the Settlement Date, true and correct in all material respects, as if made at such times, except with respect to any representation and warranty which is qualified by materiality or Material Adverse Effect, which representations and warranties shall be true and correct in all respects.

(b)            Compliance with Covenants. The Company at all times during the Rights Offering will have performed, in all material respects, all of its covenants, agreements and other obligations required to be performed under this Agreement.

(c)            Effectiveness of Registration Statement. No stop order suspending the effectiveness of the Registration Statement shall be in effect, and, no proceedings for such purposes shall be pending before or threatened by the Commission.

(d)            Services. It shall not have become unlawful under any law, rule or regulation, Federal, state, local or foreign, for you to render services pursuant to this Agreement, or to continue so to act, as the case may be.

(e)            Opinion. The Company shall have caused to be delivered to you a signed opinion of Day Pitney, LLP, counsel for the Company, on the Settlement Date, which opinion shall be substantially in the form previously agreed to by you and Day Pitney, LLP.

(f)            10b-5 Statement of Company Counsel. The Company shall have caused to be delivered to you a signed 10b-5 statement of Day Pitney, LLP, counsel for the Company, on the Settlement Date, which statement shall be substantially in the form previously agreed to by you and Day Pitney, LLP.

(g)            Comfort Letter. On the (i) first day of the Subscription Period, dated the date of delivery thereof, and (ii) Settlement Date, dated the date of delivery thereof, you shall have received from Crowe Horwath LLP, a letter, in form and substance satisfactory to you, containing statements and information of the type ordinarily included in accountants' “comfort letters” to dealer managers with respect to financial information contained or incorporated by reference in the Registration Statement and the Prospectus.

(h)            Officers' Certificates. The Company will have furnished or caused to be furnished to you, on the Settlement Date, a certificate of the Chief Executive Officer or Chief Financial Officer of the Company as to the matters set forth in subsections (a) and (b) of this Section.

(i)            Listing of Underlying Shares. The Company will have furnished evidence reasonably satisfactory to you and your counsel that the Underlying Shares have been approved for listing on the NASDAQ Global Select Market, subject only to notice of issuance.

(j)            Secretary's Certificate. You shall have been furnished with an incumbency certificate and secretary's certificate containing customary certifications, including, but not limited to, with respect to resolutions duly adopted by the Company's board of directors authorizing the Transactions and such other matters as are customary for the transactions contemplated hereby.

(k)            Additional Documents and Certificates. The Company will have furnished to you such other documents as you may reasonably request.

(l)            10b-5 Statement of Counsel to the Dealer-Manager. Robinson & Cole, LLP, counsel to the Dealer Manager, shall have caused to be delivered to you a signed 10b-5 statement of Robinson & Cole, LLP, on the Settlement Date, which statement shall be substantially in the form previously agreed to by you and Robinson & Cole, LLP.

Section 7. Indemnification.

(a)            Indemnification of the Dealer Manager. The Company agrees to indemnify and hold you and any officer, director, partner, stockholder, employee or agent of you or any of such affiliated companies and any entity or person controlling (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) you, including any affiliated companies harmless against any losses, damages, liabilities or claims (or actions in respect thereof) to which you may become subject, under the Act, Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities to which you may become subject that arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Rights Offering Materials or any Other Materials, including the Registration Statement and the Prospectus, or any of the documents incorporated by reference therein, or in any amendment or supplement to any of the foregoing, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, except that this indemnity agreement shall not apply to any loss, claim, damage, or liability to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Dealer Manager expressly for use in the Rights Offering Materials or any Other Materials, including the Registration Statement and the Prospectus. In the event that any indemnified person becomes involved in any capacity in any action, proceeding or investigation brought by or against any person, including shareholders of the Company, in connection with any matter referred to in this Agreement, the Company also agrees to reimburse such Indemnified Person on demand for its legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith.

(b)            Indemnification of the Company; Directors and Officers. You agree to indemnify and hold the Company, its directors, and its officers who signed the Registration Statement, and each person, if any, who controls the Company (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) harmless against any losses, damages, liabilities or claims (or actions in respect thereof) to which you may become subject, under the Act, Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities to which you may become subject that arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Rights Offering Materials or any Other Materials, including the Registration Statement and the Prospectus made in reliance upon and in conformity with written information furnished to the Company by the Dealer Manager expressly for use therein.

(c)            Notification. Promptly after receipt by an indemnified person of notice of such indemnified person’s involvement in any action, proceeding or investigation, such indemnified person shall, if a claim in respect thereof is to be made against the Company and/or the Dealer Manager under subsection (a) or (b) of this Section 7, notify the indemnifying party in writing of such involvement, but the failure to so notify the indemnifying party shall not relieve the Company and/or the Dealer Manager from any liability which the Company and/or the Dealer Manager may otherwise have to the indemnified person under subsection (a) or (b) of this Section 7, except to the extent that such failure is materially prejudicial.

(c)            Contribution. If for any reason the indemnification provided for in this Section 7 is unavailable or insufficient to hold any indemnified person harmless, then each indemnifying party shall contribute to the amount paid or payable by such indemnified person as a result of such loss, damage, expense, liability or claim (or action in respect thereof) referred to therein in such proportion as is appropriate to reflect the relative benefits to the Company and its shareholders on the one hand and the Dealer Manager on the other hand in the matters contemplated by this Agreement as well as the relative fault of the Company and the Dealer Manager with respect to such loss, damage, expense, liability or claim (or action in respect thereof) and any other relevant equitable considerations, provided that the Dealer Manager shall not be obligated to contribute an amount in excess of the fees actually received by the Dealer Manager pursuant to Section 4(a) of this Agreement. The relative benefits of the Company and its shareholders on the one hand and the Dealer Manager on the other hand in the matters contemplated by this Agreement shall be deemed to be in the same proportion as (i) the total net proceeds (before deducting expenses) to the Company pursuant to the Rights Offering (whether or not the Rights Offering is consummated) bears to (ii) the fees actually received by the Dealer Manager from the Company in connection with your engagement hereunder (excluding any amounts paid as reimbursement of expenses). The relative fault of the Company on the one hand and the Dealer Manager on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by, or relating to, the Company and its affiliates and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and you agree that it would not be just and equitable if contribution pursuant to this subsection (c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this subsection (c). The foregoing rights to indemnity and contribution shall be in addition to any other right which you and the other Indemnified Persons may have against the Company at common law or otherwise. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(d)            Reimbursement. The amount paid or payable by an indemnified person as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in this Section 7 shall be deemed to include any documented reasonable legal or other expenses reasonably incurred by such indemnified person in connection with investigating or defending any such action or claim (including appearing as a witness); provided, however, that in case any action, proceeding or investigation shall be brought against or otherwise involve such indemnified person that is also brought against an indemnifying person, the indemnifying person shall be entitled to assume the defense of any such action, proceeding or investigation with counsel reasonably satisfactory to such indemnified person. Upon assumption by the indemnifying person of the defense of such action, proceeding or investigation, such indemnified person shall have the right to participate in such action, proceeding or investigation and to retain one counsel of its own, but the indemnifying person shall not be liable to such indemnified person under this subsection for any legal fees and expenses of other counsel subsequently incurred by such indemnified person in connection with the defense thereof unless (i) the indemnifying person has agreed to pay such fees and expenses, (ii) the indemnifying person shall have failed to assume the defense and employ counsel reasonably satisfactory to such indemnified person in a timely manner, (iii) counsel to the indemnified person shall have delivered a legal opinion concluding that there are legal defenses reasonably likely to be available to it that are different from or in addition to those available to the indemnifying person or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnifying person and the indemnified person and counsel to the indemnified person shall have delivered a legal opinion concluding that representation of both parties by the same counsel would be inappropriate due to actual or potential conflicting interests between them.

(e)            Reimbursement for Experts. The indemnifying persons agree to reimburse each indemnified person for all documented and reasonably incurred expenses (including reasonable fees and disbursements of counsel) as they are incurred by such indemnified person in connection with investigating, preparing for, defending or providing evidence (including appearing as a witness) with respect to or settling any such action, claim, investigation, inquiry, arbitration or other proceeding referred to in this Section 7 or enforcing this Agreement, subject to the terms of paragraph (d) above.

(f)            Application to Affiliates and Related Parties. The foregoing rights to indemnity and contribution shall apply whether or not the indemnified person is a formal party to such litigation or proceeding. The reimbursement, indemnity and contribution obligations of an indemnifying person under this Section 7 shall be in addition to any liability that an indemnifying person may otherwise have at common law or otherwise, shall extend upon the same terms and conditions to your affiliates and the partners, directors, officers, consultants, agents, employees and controlling persons (if any), as the case may be, of an indemnified person and any such affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, you, any such affiliate and any such other person referred to above.

(g)            No Settlement without Unconditional Release. Each indemnifying person agrees that, without the prior written consent of the indemnified person, it will not settle, compromise or consent to the entry of any judgment in or with respect to any pending or threatened claim, action, investigation or proceeding in respect of which indemnification or contribution could be sought under this Section 7 (whether or not the indemnified person is an actual or potential party to such claim, action, investigation or proceeding), unless such settlement, compromise or consent includes an unconditional release of each indemnified person from all liability arising out of such claim, action, investigation or proceeding.

Section 8. Termination; Survival

(a)            Termination. This Agreement may be terminated by you in your absolute discretion, without liability at any time upon notice to the Company if any of the conditions specified in Section 6 hereof shall not have been fulfilled at the time they are required to be fulfilled by such Section 6.

(b)            Survival. The agreements and indemnities contained in Sections 4, 7, 9 and this Section 8 and the representations and warranties of the Company set forth in Section 5 hereof shall survive any termination or cancellation of this Agreement, any completion of the engagement provided by this Agreement, any investigation made by or on behalf of you, any of your officers or partners or any person controlling you, any withdrawal, rescission, termination, modification, expiration and closing of the Transactions and shall inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, you and the other Indemnified Persons.

Section 9. Miscellaneous.

(a)            No Assignment. This Agreement is made solely for the benefit of you, the Company and with respect to Section 7 hereof the Indemnified Persons, and their respective successors, assigns, heirs and legal representatives, and no other person will acquire or have any right under or by virtue of this Agreement.

(b)            Partial Unenforceability. In the event that any provision hereof will be determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect or any other provision hereof, which will remain in full force and effect.

(c)            Notice. Except as otherwise expressly provided in this Agreement, whenever notice is required by the provisions of this Agreement to be given to: (i) the Company, such notice will be in writing addressed to the Company at 500 Hills Drive, Suite 300 Bedminster, New Jersey 07921-1538, Attention: Chief Executive Officer; and (ii) you, such notice will be in writing addressed to you, at 1251 Avenue of the Americas, 6th Floor, New York, NY 10020, Attention: Christopher Hooper, General Counsel.

(d)            Counterparts. This Agreement may be executed in any number of separate counterparts, each of which will be an original, but all such counterparts will together constitute one and the same agreement. Facsimile signatures on counterparts of this Agreement are authorized, and will have the same effect as though the facsimile signatures were original executions, and this Agreement will be deemed executed by a party when a signature page, or facsimile of a signature page, executed by that party is transmitted to each of the other parties or as they have directed.

(e)            Tombstone. The Company acknowledges that you may at your expense place an announcement in such newspapers and periodicals as you may choose, stating that you have acted or are acting as Dealer Manager to the Company in connection with the Rights Offering.

(f)            Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law principles thereunder.

(g)            Waiver of Jury Trial. Each party hereby agrees on its own behalf and, to the extent permitted by applicable law, on behalf of its respective security holders, to waive any right to a trial by jury with respect to any claim, counterclaim or action arising out of or in connection with this Agreement or the transactions contemplated hereby.

(h)            “Business Day.” Time will be of the essence of this Agreement. As used herein, the term “business day” will mean any day when the Commission's office in Washington, DC is open for business.

[Remainder of page intentionally blank; signature page follows]

Please sign and return to us a duplicate of this letter, whereupon it will become a binding agreement.

Very truly yours,

Peapack-Gladstone Financial Corporation

By:	/s/ Douglas L. Kennedy
Name:	Douglas L. Kennedy
Title:	President and Chief Executive Officer

SANDLER O’NEILL + PARTNERS, L.P.

By:	/s/ Robert Kleinert
Name:	Robert Kleinert
Title:	An Officer of the Corporation